Exhibit 10.9

                               OPERATING AGREEMENT

         This Operating Agreement is made effective May 28, 1998 by and among Fischer International Systems Corporation, a Florida corporation ("FISC") and SmartDisk Corporation, a Delaware corporation ("SDC").

                                 R E C I T A L S

         A. FISC and SmartDiskette Limited, a private limited company registered in England ("SDL") entered a Manufacturing License made the 20th day of April 1993 (the "MANUFACTURING LICENSE") whereby SDL licensed to FISC certain technology (the "TECHNOLOGY").

         B. On May 27, 1993 FISC assigned the Manufacturing License to SmartDisk Security Corporation, a Florida corporation ("SDSC") pursuant to an Assignment and Assumption Agreement in accordance with Section 4.5 of the Manufacturing License.

         C. SDSC and SDC have used and intend to use the Technology to make, use, license and sell Crypto SmartDisk, SafeBoot, FlashPath, SmartDisk, and Smarty ("PRODUCTS").

         D. Effective January 1, 1996 FISC agreed to provide operations services to SDSC to exploit the Technology and to enhance, manufacture and sell Products pursuant to an Operating Agreement between SDSC and FISC. Such Operating Agreement terminated effective January 1, 1998.

         E. On January 1, 1998 certain of FISC's employees performing services on behalf of SDSC became employees of SDC and FISC and SDC entered into an Operating Agreement with SDSC for the provision of certain services by FISC and SDC for SDSC. Such Operating Agreement terminated May 27, 1998.

         F. SDC now wishes also to obtain operations services from FISC commencing May 28, 1998.

                                A G R E E M E N T

         NOW THEREFORE, in reliance on the foregoing recitals and in consideration of the mutual covenants contained herein, the parties agree as follows:

         1. OPERATIONS. FISC agrees to provide for SDC all administrative services necessary to operate


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Operating Agreement
Page 2

its business including without limiting the generality of the foregoing: provision of marketing services, financial and accounting services, shipping and receiving services (known internally to SDC as "distribution services"), product documentation services, and all other functions necessary for the administration and operation of SDC's business of manufacturing, enhancing and selling Products.

         2. REIMBURSEMENT. SDC shall pay to FISC for these services as set forth on Exhibit "A."

         3. TERM. This Agreement shall terminate upon notice from any party.

         4. LICENSE. All activities of FISC undertaken in connection with this Agreement are on behalf of SDC and as agent of SDC, to the extent necessary to permit performance of such activities, SDC hereby grants to FISC a sub-license under the Manufacturing License.

         5. TITLE. All right, title and interest in all intellectual property created by FISC, its employees, agents and subcontractors pursuant to this Agreement shall belong to SDC and FISC agrees to execute and deliver appropriate assignment documents in form and substance acceptable to SDC upon request and hereby confirms that all such intellectual property was created as a work for hire, and whether or not a work for hire, FISC hereby assigns all of its right, title and interest in all such intellectual property to SDC.

         6. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware excluding its conflicts of law provisions.

Operating Agreement
Page 3

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective May 28, 1998.

                                              FISCHER INTERNATIONAL SYSTEMS
                                              CORPORATION

Dated:  MAY 28, 1999                          By:      /s/ MICHAEL S. BATTAGLIA
                                                       ------------------------
                                                       Michael S. Battaglia
                                                       President

                                              SMARTDISK CORPORATION

Dated:  MAY 28, 1999                          By:      /s/ TIMOTHY TOMLINSON
                                                       ---------------------
                                                       Timothy Tomlinson
                                                       Secretary

                                    EXHIBIT A

Distribution Payroll @ 50% of Actual          Approximately          $3,000.00
Sales Payroll @ 25% of Actual                 Approximately         $20,000.00
Accounting Payroll @ 50% of Actual            Approximately         $13,000.00
Marketing Payroll @ 35% of Actual             Approximately          $9,000.00
Documentation Payroll @ 50% of Actual         Approximately          $9,000.00
International Payroll @ 10% of Actual         Approximately          $5,000.00
Building Occupancy - Naples                   Actual                $10,050.00
Telephone - Naples                            Approximately          $5,500.00

         TOTAL FISC ALLOCATIONS                                     $74,550.00

                               FIRST AMENDMENT TO

                               OPERATING AGREEMENT

                                     BETWEEN

                    FISCHER INTERNATIONAL SYSTEMS CORPORATION

                                       AND

                              SMARTDISK CORPORATION

         This First Amendment to Operating Agreement between Fischer International Systems Corporation ("FISC") and SmartDisk Corporation ("SDC") is made effective the 1st day of January, 1999.

                                    RECITALS

1. FISC and SDC executed an Operating Agreement effective May 28, 1998, attached hereto as Exhibit "A" and incorporated herein by reference.

2. SDC agreed to reimburse FISC for certain administrative services necessary to operate its business.

2.       FISC continues to provide such administrative services to SDC.

3.       SDC agrees to reimburse FISC for such administrative services.

                                    AGREEMENT

NOW THEREFORE, in reliance on the foregoing and in consideration of mutual covenants contained herein, the parties agree as follows:

1. REIMBURSEMENT. SDC shall pay to FISC for these services as set forth on Exhibit "B", hereto;

2. RATIFICATION. FISC and SDC ratify the original terms and conditions of the Operating Agreement, except as amended herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective January 1, 1999.

FISCHER INTERNATIONAL SYSTEMS CORPORATION

BY:     /s/ JOHN W. WYNKOOP
        -------------------
        John W. Wynkoop
        Corporate Secretary

SMARTDISK CORPORATION

BY:     /s/ MICHAEL S. BATTAGLIA
        ------------------------
        Michael S. Battaglia
        President and Chief Executive Officer

                                    EXHIBIT B

Distribution Payroll @ 50% of Actual     Approximately     $ 4,000.00 per month
Documentation Payroll @ 50% of Actual    Approximately     $ 8,300.00 per month
Accounting Payroll                       Allocated Fee     $ 3,000.00 per month
Administration Payroll                   Allocated Fee     $ 2,100.00 per month
Information Services                     Allocated Fee     $ 3,000.00 per month
Corporate Services                       Allocated Fee     $ 2,000.00 per month
Telephone - Naples                       Allocated Fee     $ 6,500.00 per month

Total FISC Allocations                   Approximately     $28,900.00 per month